NASDAQ / SBGA June 2006 SUMMIT BANK CORPORATION Exhibit 99

Forward-Looking Information
Various matters discussed in this presentation may constitute "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Summit Bank
Corporation ("Summit" or the "Company") to be materially different from the results described in such forward-looking statements.
Actual results may differ materially from the results anticipated in forward-looking statements in our Form 10-K and
10-Q reports due to a variety of factors including, but not limited to the following:
The effects of future local, national and international political and economic conditions;
Governmental monetary and fiscal policies, as well as legislative and regulatory changes and compliance;
International currency fluctuations;
The risks of changes in interest rates on the level and composition of deposits, loan demand and the values of loan collateral, securities and interest sensitive assets and liabilities;
Interest rate and credit risks;
The effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies,  credit unions and other financial institutions operating in our market area and elsewhere;
The effect of any mergers, acquisitions or other transactions, to which the Company or its subsidiary may from time to time be a party, including, without limitation, the Company’s ability to successfully integrate any businesses that it acquires;
The failure of assumptions underlying the establishment of allowances for loan losses;
The effects of the war on terrorism, and conflicts in the Middle East.
All forward-looking statements attributable to the Company are expressly qualified in their entirety by this Cautionary
Note. Summit’s  actual results may differ significantly from those discussed in its forward-looking statements. The
Company disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Profile
• Headquartered in Atlanta, Georgia
• Bank opened in 1988
• 8 full service banking offices in GA, CA and TX
• Focus on ethnic business, international trade finance and small business lending
• Financial highlights:
6/30/06
12/31/05
(In Millions, Except Per Share Data)
- Assets
$656.7
$525.9
- Loans $449.4
$358.0
- Deposits     $569.8
$438.2
- Shareholders’ Equity
$57.7
$36.6
- Book Value per Share
$8.09
$6.43
-
Tangible Book Value per Share    $6.58
$6.17

Executive Management Team
• Pin Pin Chau – Joined Summit in 1993
CEO – Summit Bank Corporation
CEO/President – The Summit National Bank
• David Yu – Organized Summit in 1986
President – Summit Bank Corporation
Chairman – The Summit National Bank
• Thomas Flournoy, CPA – Joined Summit in 2005
Executive Vice President/CFO – Summit Bank Corporation
Executive Vice President/CFO – The Summit National Bank
• Ning Weng – Joined Summit in 2006
Director – Summit Bank Corporation
CEO/President – Concord Bank Division, The Summit National Bank

Summit Bank Corporation

RUSSIA
KAZAKHSTAN
MONGOLIA
CHINA
INDIA
BEIJING
SHANGHAI
TAIWAN
PACIFIC OCEAN

YAHOO!
Chula Vista

5 Summit Locations Atlanta, GA San Jose / Fremont, CA Houston, TX San Diego, CA Shanghai, China Legend Full Service Branch Loan Production Office Representative Office

Business Strategy
• One focus—owner-managed businesses
• Two perspectives—bridging the immigrant and mainstream
perspectives
• Three segments—ethnic business, international business,
small business lending
• Four constituencies—customers, shareholders, employees,
communities

Expansion Strategy
• Leading ethnic focused bank in Georgia
• Target metropolitan areas with strong ethnic population growth
• Asian-Indian, Chinese, German, Hispanic, Korean and Vietnamese groups
• Driven demographically rather than geographically
• Footprint Expansion
July 2003    Branch in Fremont, California
Aug 2004   Representative office in Shanghai, China
Mar 2005   Additional branch in metro Atlanta
Jan 2006     Loan production office in San Diego
• Acquisition History
Dec 1993   Vinings Bank & Trust (GA) $20 million in assets
Jun 1998   California Security Bank (CA) $40 million in assets
Apr  2006   Concord Bank (TX) $120 million in assets

Investment Highlights
•
Unique & successful immigrant strategy
•
Attractive demographics
•
Growth markets with market share opportunity
•
Solid financial performance
•
Strong balance sheet growth
•
Diversified loan & deposit portfolio
•
Excellent asset quality

Summit Bank Corporation

Asian Indian
Chinese
German
Hispanic
Korean
Mainstream
Vietnamese

Summit Demographics
0%
10%
20%
30%
40%
50%
Reflects deposit data as of August 2005 and loan data as of January 2006, updated in each case to include Concord data as of June 2006
Deposits
Loans
• Unlike many banks catering to immigrants, we have a multi-cultural focus
• Multi-lingual staff with ethnic backgrounds tailored to each local market’s demographics
• Customers benefit from our diverse workforce and understanding of multiple cultures
Deposits and Loans by Ethnicity

Deposit Market Share
by zip codes of operation—Georgia
1      1.84  99,335  PB Financial Services Corp. (GA)            10
2       1.88  101,541  Colonial BancGroup Inc. (AL)                 9
5       2.71  146,125  BB&T Corp (NC)                            8
2       3.00  161,410  Fidelity Southern Corp. (GA)               7
1        4.25  229,110  Community Financial Holding (GA)       6
5        5.99  322,640  Summit Bank Corp. (GA)                    5
3       9.51  512,222  FLAG Financial Corp. (GA)                   4
11       14.44  777,877  Bank of America Corp. (NC)                 3
17       18.77  1,011,538  SunTrust Banks, Inc (GA)                     2
16    30.66  1,652,008  Wachovia Corp. (NC)                            1
Full Service
Branches
Mkt. Share
(%)
Deposits
($000)
Institution Rank
Source: SNL Financial.  Deposit data as of 6/30/05.

Deposit Market Share
by zip codes of operation—California
1      1.51      26,102  California Pacific Bank (CA)                 10
1       2.71      46,760  Cathay General Bancorp (CA)              9
1      2.74     47,453  UCBH Holdings Inc. (CA)                   8
1      4.33      74,697  Downey Financial Corp (CA)               7
2        4.99      86,184  Summit Bank Corp. (GA)                     6
2      6.20       106,922  Fremont Bancorp (CA)                        5
1      7.21     124,369  Golden West Financial (CA)                 4
2       8.66     149,476  Citigroup, Inc. (NY)                    3
3      22.83      394,055  Well Fargo & Co. (CA)                        2
4     37.41    645,512  Bank of America Corp. (NC)                 1
Full Service
Branches
Mkt. Share
(%)
Deposits
($000)
Institution Rank
Source: SNL Financial. Deposit data as of 6/30/05.

Deposit Market Share
by zip codes of operation—Texas
1  0.77   11,017 Popular Inc. (PR)                  10
1  1.26   18,042 Cathay General Bancorp Inc. (CA)         9
2  3.52    50,553 Washington Mutual Inc. (WA)              8
1  7.08    101,807 Concord Bank, NA (GA)         7
1  9.10  130,879 Southwestern National Bank (TX)        6
2  11.27  161,964 American First National Bank (TX)      5
2  13.40  192,578 JPMorgan Chase & Co. (NY)       4
1  13.67  196,441 Texas First National Bank (TX)      3
2  14.00    201,279  Wells Fargo & Co. (CA)      2
2  25.94    372,962   MetroCorp Bancshares Inc. (TX)      1
Full Service
Branches
Mkt.
Share
(%)
Deposits
($000)
Institution Rank
Source: SNL Financial.  Deposit data as of 6/30/05.

Deposit Composition
Deposits by State
* Summit consists of Georgia and California branches only.
Data as of 06/30/06
Summit* % of Concord % of Consolidated % of
Category (000s) Portfolio (000s) Portfolio (000s) Portfolio
Noninterest Bearing Demand $103,111 21.4% $5,970 6.8% $109,081 19.1%
Interest Bearing Demand 90,625 18.8 8,102 9.1 98,727 17.4
Savings 11,389 2.4 536 0.6 11,925 2.1
Jumbo Time Deposits 169,302 35.2 57,625 65.0 226,927 39.8
Other Time Deposits 106,781 22.2 16,408 18.5 123,189 21.6
Total $481,208 100.0% $88,641 100.0% $569,849 100.0%
21%
63%
16%
Georgia
California
Texas

Loan Composition
*Summit consists of Georgia and California branches only.
Data as of 06/30/06
• Approximately 99% of the portfolio is commercial
• Roughly 79% of portfolio secured by real estate; 13% of all loans are SBA loans
• Approximately 71% of the portfolio is variable (tied to prime)
• Average outstanding loan size: $380,000; average new loan size: $541,000
Summit* % of Concord % of Consolidated % of
Category (000s) Portfolio (000s) Portfolio (000s) Portfolio
Commercial, Financial & Agricultural $86,560 24.5% $7,575 7.9% $94,135 20.9%
Real Estate - Construction 21,329 6.0 5,796      6.0 27,125 6.0
Real Estate - Mortgage (Commercial) 245,929 69.5 82,600 86.1 328,529 73.1
Installment Loans to Individuals 609 0.3 20 0.1 629 0.2
LESS: Unearned Income (948) (0.3)  (56) (0.1)    (1,004) (0.2)
Total $353,479 100.0% $95,935 100.0% $449,414 100.0%

Loan Composition by Industry & State
Manufacturing
0.9%
Construction
1.4%
Retail Business
31.1%
Services
13.6%
Wholesale
6.7%
Individuals
0.8%
Religious
3.0%
Commercial Real
Estate
42.5%
Data as of 6/30/06
By Industry
By State
63%
16%
21%
Georgia
California
Texas

0.33
1.12
0.84
0.12
0.39
0.21
0.17
0.16
0.18
0.38
1.33
1.27
1.34
1.28
1.33
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
2002 2003 2004 2005 6/30/2006
NPAs/Loans + OREO NCOs/Avg Loans Reserves/Loans
Asset Quality (%)

17 Balance Sheet Growth ($ Millions) 403 317 259 477 369 317 548 434 339 526 438 358 657 570 449 0 100 200 300 400 500 600 700 2002 2003 2004 2005 6/30/2006 Assets Deposits Loans

Concord Bank, a Division
of The Summit National Bank
Acquisition of Concord
(Dollars in Thousands)
Total Assets           $119,950
Deposits          107,836
Total Loans             95,956
Loans / Deposits       88.98%
Equity / Assets           9.70%
LLR / Loans              1.15%
NPAs / Loans            0.00
Concord Attributes
• High performance level
• Continuity of strong management
• Excellent loan quality
• Earnings potential
• Increased Concord lending limit
• Houston demographics
Data as of  04/01/06.
Core deposit premium equal to deal value minus Concord's tangible equity as a percentage of core deposits (all deposits less jumbo).
•Closing Date         4/01/2006
•Deal Value $23.7million
•Consideration         100% cash
•Price/ Book       203%
•Price/ LTM Earnings         26.9x
•Core Deposit Premium                    29.3%

Financial Performance
14.61
15.09
15.29
17.36
15.32
13.18
4.00
7.00
10.00
13.00
16.00
19.00
2002 2003 2004 2005 six
months
ended
06/30/05
six
months
ended
6/30/06
Net Income ($ Millions)
Return on Average Equity (%)
4.14
4.82
5.15
6.11
2.66
3.09
0
1
2
3
4
5
6
7
2002 2003 2004 2005 six
months
ended
6/30/05
six
months
ended
06/30/06

Financial Performance
4.04
4.10
3.96
4.31
4.49
3.60
3.70
3.80
3.90
4.00
4.10
4.20
4.30
4.40
4.50
2002 2003 2004 2005 six
months
ended
6/30/06
Annual Net Interest Margin (%) Quarterly Net Interest Margin (%)
4.08
4.25
4.35
4.55
4.50
4.49
3.75
3.90
4.05
4.20
4.35
4.50
4.65
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06

International Fee & Interest Income ($000)
•
International banking services include inbound and outbound international fund transfers, documentary collections, import and export lines of credit and bankers acceptances
•
We do not engage in off-shore buyer financing or cross border lending
•
Relationships with approximately 300 banks worldwide
•
Shanghai office facilitates international documentary transactions for our domestic customers
1073
1228
1322
1942
978
869
0
400
800
1200
1600
2000
2002 2003 2004 2005 six
months
ended
6/30/05
six
months
ended
6/30/06

Financial Performance
0.74
0.27
0.85
0.35
0.91
0.40
1.07
0.40
0.48
0.20
0.00
0.20
0.40
0.60
0.80
1.00
1.20
2002 2003 2004 2005 six months
ended
6/30/06
EPS
Dividend
Diluted Earnings per Share ($)
& Cash Dividends per Share ($)

Capital Ratios
• We target a tangible equity / tangible assets ratio of 6.50% -
7.50% and a return on average equity greater than 15.0%.
7.27  6.70    Tang. Equity / Tang. Assets
8.79   6.97   Equity / Assets
14.02   14.12   Total Risk – Based Capital
12.79   12.91   Tier 1 Risk – Based Capital
% 9.60% 9.37  Tier 1 Leverage
Post-
Acquisition
6/30/06
Pre-
Acquisition
12/31/05

Building Shareholder Value
• Position ourselves as the preeminent ethnic focused bank in the
Southeast by doing what we do best—banking owner-managed
businesses and companies with international trade needs
• Continue successfully integrating acquisition of Concord Bank
• Leverage our human, financial and operational resources
• Exploit our demographic and geographic advantages
• Focus on quality growth and proactive management of our
balance sheet
• Maximize opportunities from our international banking expertise
• Continue to improve profitability by increasing revenue and watching expenses

NASDAQ / SBGA June 2006 SUMMIT BANK CORPORATION